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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 8, 2000
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                       (Date of earliest event reported)


                                CMI Corporation
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            (Exact name of registrant as specified in its charter)

      Oklahoma                       1-5951                     73-0519810
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(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation)                 File Number)              Identification No.)

I-40 and Morgan Road, P. O. Box 1985, Oklahoma City, Oklahoma       73101
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(Address of principal executive offices)                          (Zip Code)


                                (405) 787-6020
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              Registrant's telephone number, including area code


Item 5.  Other Events.

     On May 8, 2000, CMI Corporation ("CMI") announced that Tom Engelsman has resigned as the Chief Executive Officer and as a director of CMI. Bill Swisher, CMI's former Chief Executive Officer and current Board Chairman, has been appointed interim President and Chief Executive Officer.

     A copy of the press release announcing the resignation of Mr. Engelsman is filed as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.
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          99.1 Press Release of CMI Corporation dated May 8, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CMI CORPORATION



Date: May 8, 2000             By:   /s/ Jim D. Holland
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                                    Jim D. Holland, Senior Vice President